SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): July 15, 2003
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                                                  (July 15, 2003)
                                                  ------------------------------


                              CAPITOL BANCORP LTD.
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             (Exact name of Registrant as specified in its charter)


  Michigan                         33-24728C                       38-2761672
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(State or other                   (Commission                     (IRS Employer
jurisdiction of                   file number)                    identification
incorporation)                                                        number)


                             Capitol Bancorp Center
                           200 Washington Square North
                             Lansing, Michigan 48933
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                    (address of principal executive offices)


                                 (517) 487-6555
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              (registrant's telephone number, including area code)


                                 Not Applicable
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          (former name or former address, if changed since last report)

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
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Registrant is reporting hereunder its earnings announcement for the period ended June 30, 2003 as set forth in Exhibit 99 which is attached hereto, dated July 15, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CAPITOL BANCORP LTD.
                                        ----------------------------------------
                                                      (Registrant)


                                        \s\ Joseph D. Reid
                                        ----------------------------------------
                                        Joseph D. Reid, Chairman,
                                        President and Chief Executive Officer

DATED: July 15, 2003

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